EXHIBIT 99.1

RPX Announces Fourth Quarter and Fiscal 2015 Financial Results

SAN FRANCISCO – February 9, 2016 – RPX Corporation (together with its subsidiaries, “RPX”, “the Company”) (NASDAQ: RPXC), the leading provider of patent risk management and discovery management solutions, today announced its financial results for the fourth quarter and year ended December 31, 2015.

Highlights

•	Subscription revenue for the fourth quarter of fiscal 2015 was $67.7 million, up 7% compared to $63.5 million in the prior year period

•	Subscription revenue for fiscal 2015 totaled $269.7 million, up 7% compared to $251.4 million for fiscal 2014

•	Revenue for the fourth quarter of fiscal 2015 totaled $72.8 million, up 8% compared to $67.7 million in the prior year period

•	Revenue for fiscal 2015 totaled $291.9 million, up 13% compared to $259.3 million for fiscal 2014

•	There were 255 clients in RPX's network as of December 31, 2015, including 89 insurance policy holders.

•
In December 2015, RPX closed a syndicated transaction securing licensing rights to patents owned by Round Rock Research, LLC for over 20 companies for a total purchase price in excess of $100 million ($33 million net patent spend by RPX.)

•	On January 22, 2016, RPX acquired Inventus Solutions, Inc. for $232 million in cash, net of working capital adjustments.

“RPX ended an important year on a solid quarter, with revenues increasing 8% over the prior year,” said John Amster, CEO of RPX. “For the full year, revenues grew 13% with strong cash generation while we increased our subscriber base, expanded our insurance offering and entered the ediscovery management space with the acquisition of Inventus. Our focus in 2016 will be continuing to build the patent clearinghouse, growing our discovery services business, and leveraging the combined expertise of RPX and Inventus to bring efficiencies to new sectors of the legal market.“

Summary Results

Revenue for the fourth quarter of fiscal 2015 was $72.8 million, compared to $67.7 million in the prior year period. Revenue for fiscal 2015 was $291.9 million, compared to $259.3 million for fiscal 2014.

Net acquisition spend during the quarter totaled $50.4 million, and included 13 new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients. Net acquisition spend during the year totaled $160.7 million.

GAAP net income for the fourth quarter was $5.5 million or $0.10 per diluted share, compared to $9.2 million or $0.17 per diluted share in the fourth quarter of 2014. GAAP net income for fiscal 2015 was $39.4 million or $0.71 per diluted share, compared to $39.3 million or $0.72 per diluted share for fiscal 2014.

Non-GAAP net income for the fourth quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, other-than-temporary impairments on short-term investments, and realized losses on exchange of short-term investments (in each case, net of tax), was $11.7 million or $0.21 per diluted share, compared to $12.6 million or $0.23 per diluted share in the fourth quarter of 2014. Non-GAAP net income for fiscal 2015 was $54.7 million or $0.99 per diluted share, compared to $52.6 million or $0.96 per diluted share for fiscal 2014.

As of December 31, 2015, RPX had cash, cash equivalents and short-term investments of $326.0 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the first quarter of fiscal 2016:

Subscription and Discovery revenue[1]	$76 - $78 million
Fee-related revenue	$1.5 million
Total revenue	$78 - $80 million
Net income (non-GAAP)	$6 - $7 million
Total EBITDA	$53 - $54 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	53 million

The Company provided the following business outlook for the full year 2016:

Subscription revenue[1]	$265 - $275 million
Discovery revenue	$54 - $57 million
Fee-related revenue	$5 - $15 million
Total revenue	$324 - $347 million
Cost of revenue (non-GAAP)	$188 - $194 million
SG&A (non-GAAP)	$77 - $82 million
Net income (non-GAAP)	$39 - $46 million

RPX EBITDA (non-GAAP)	$202 - $216 million
Discovery EBITDA (non-GAAP)	$18 - $20 million
Total EBITDA (non-GAAP)	$220 - $236 million
Net patent spend	$130 million
EBITDA less net patent spend (non-GAAP)	$90 - $106 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	53 million

The Company provided the following additional information regarding amortization expense for the full year 2016:

Amortization of patent assets acquired through December 31, 2015	$136.3 million
Amortization of patent assets to be acquired during fiscal 2016	$20.0 - $26.0 million
Total amortization of patent assets	$156.3 - $162.3 million

The above additional information regarding amortization expense does not include expected amortization costs related to the acquired intangibles from Inventus Solutions, Inc., which the Company expects to be between $10.0 and $16.0 million for the year ending December 31, 2016 based on its preliminary purchase price allocation. The Company will exclude the amortization expense from these acquired intangibles from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————
[1] Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PST/5:00 p.m. EST on February 9, 2016. Parties in the United States and Canada can access the call by dialing 1-888-438-5525, using conference code 5854608.  International parties can access the call by dialing 1-719-325-2452, using conference code 5854608.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence, insurance services and advisory services. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated February 9, 2016 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP EBITDA, non-GAAP other income, net, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) other-than-temporary impairments on short-term investments, (6) realized losses on exchange of short-term investments, and (7) their related tax effects. EBITDA is a non-GAAP measure defined as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes). Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, the Company's ability to integrate and manage the acquisition of Inventus Solutions, Inc., and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Allan W. Whitescarver
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-852-3171
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue	$72,831	$67,747	$291,881	$259,335
Cost of revenue	39,475	33,529	148,858	124,435
Selling, general and administrative expenses	20,199	18,059	77,428	71,679
Gain on sale of patent assets, net	—	—	(592)	(707)
Operating income	13,157	16,159	66,187	63,928
Other income (expense), net	(2,619)	88	(688)	354
Income before provision for income taxes	10,538	16,247	65,499	64,282
Provision for income taxes	5,011	6,998	26,077	24,941
Net income	$5,527	$9,249	$39,422	$39,341

Net income per share:
Basic	$0.10	$0.17	$0.72	$0.74
Diluted	$0.10	$0.17	$0.71	$0.72
Weighted-average shares used in computing net income per share:
Basic	54,260	53,980	54,432	53,444
Diluted	55,002	54,995	55,410	54,818

RPX Corporation
Consolidated Balance Sheets
(in thousands)
(unaudited)
	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$94,983	$78,019
Short-term investments	231,015	239,514
Restricted cash	701	584
Accounts receivable	13,905	24,793
Prepaid expenses and other current assets	12,643	3,466
Deferred tax assets	—	4,400
Total current assets	353,247	350,776
Patent assets, net	254,560	236,349
Property and equipment, net	4,733	4,151
Intangible assets, net	1,801	3,526
Goodwill	19,978	19,978
Restricted cash, less current portion	727	1,091
Deferred tax assets, less current portion	16,619	93
Other assets	6,896	26,100
Total assets	$658,561	$642,064
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$959	$235
Accrued liabilities	14,842	14,257
Deferred revenue	110,921	133,316
Deferred payment obligations	2,383	—
Other current liabilities	467	640
Total current liabilities	129,572	148,448
Deferred revenue, less current portion	4,731	2,893
Other liabilities	7,779	5,678
Total liabilities	142,082	157,019
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	344,610	326,280
Retained earnings	172,115	158,868
Accumulated other comprehensive loss	(251)	(108)
Total stockholders’ equity	516,479	485,045
Total liabilities and stockholders’ equity	$658,561	$642,064

RPX Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Year Ended December 31,
	2015	2014
Operating activities
Net income	$39,422	$39,341
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	145,835	123,138
Stock-based compensation	17,594	17,656
Excess tax benefit from stock-based compensation	(1,593)	(2,598)
Gain on sale of patent assets	(592)	(707)
Amortization of premium on investments	6,666	6,585
Deferred taxes	(13,010)	(14,216)
Fair value adjustments on deferred payment obligations	(3,887)	—
Gain on extinguishment of deferred payment obligation	(3,000)	—
Other-than-temporary impairment of short-term investments	5,096	—
Realized loss on exchange of short-term investments	3,444	—
Other	(60)	(500)
Changes in assets and liabilities, net of business acquired:
Accounts receivable	10,888	14,006
Prepaid expenses and other assets	(17,651)	3,565
Accounts payable	724	(97)
Accrued and other current liabilities	4,631	6,930
Deferred revenue	(21,284)	(1,634)
Net cash provided by operating activities	173,223	191,469
Investing activities
Purchases of investments	(273,853)	(224,548)
Maturities of investments	254,360	174,650
Sales of investments	21,650	—
Business acquisition, net of cash acquired	(425)	(2,286)
Decrease in restricted cash	247	143
Purchases of property and equipment	(2,163)	(1,511)
Acquisitions of patent assets	(132,834)	(136,968)
Deposit for acquisition of patent assets	—	(25,000)
Proceeds from sale of patent assets	650	1,086
Acquisition of other assets	(2,500)	—
Net cash used in investing activities	(134,868)	(214,434)
Financing activities
Repayments of principal on deferred payment obligations	(2,935)	—
Proceeds from deferred payment obligations	6,270	—
Proceeds from exercise of stock options	4,953	3,159
Tax withholdings related to net share settlements of restricted stock units	(5,097)	(4,928)
Excess tax benefit from stock-based compensation	1,593	2,598
Repurchase of common stock	(26,175)	—
Net cash provided by (used in) financing activities	(21,391)	829
Net increase (decrease) in cash and cash equivalents	16,964	(22,136)
Cash and cash equivalents at beginning of period	78,019	100,155
Cash and cash equivalents at end of period	$94,983	$78,019

RPX Corporation
Reconciliation to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue	$72,831	$67,747	$291,881	$259,335

Cost of revenue	39,475	33,529	148,858	124,435
Amortization of acquired intangible assets[2]	(50)	(55)	(200)	(225)
Non-GAAP cost of revenue	39,425	33,474	148,658	124,210

Selling, general and administrative expenses	20,199	18,059	77,428	71,679
Stock-based compensation[1]	(4,533)	(4,355)	(18,015)	(18,049)
Amortization of acquired intangible assets[2]	(381)	(381)	(1,525)	(1,251)
Non-GAAP selling, general and administrative expenses	15,285	13,323	57,888	52,379

Gain on sale of patent assets, net	—	—	(592)	(707)
Non-GAAP operating income	18,121	20,950	85,927	83,453

Other income (expense), net	(2,619)	88	(688)	354
Fair value adjustment on deferred payment obligations[3]	(655)	—	(3,887)	—
Gain on extinguishment of deferred payment obligations[4]	(3,000)	—	(3,000)	—
Other-than-temporary impairment on short-term investments[4]	3,181	—	5,096	—
Realized loss on exchange of short-term investments[4]	3,336	—	3,336	—
Non-GAAP other income, net	243	88	857	354

Provision for income taxes	5,011	6,998	26,077	24,941
Income tax adjustments[5]	1,649	1,410	6,037	6,300
Non-GAAP provision for income taxes	6,660	8,408	32,114	31,241

Non-GAAP net income	$11,704	$12,630	$54,670	$52,566

Non-GAAP net income per share:
Basic	$0.22	$0.23	$1.00	$0.98
Diluted	$0.21	$0.23	$0.99	$0.96
Weighted-average shares used in computing non-GAAP net income per share:
Basic	54,260	53,980	54,432	53,444
Diluted	55,002	54,995	55,410	54,818

RPX Corporation
Reconciliation of Net Income to Non-GAAP EBITDA Less Net Patent Spend
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income	$5,527	$9,249	$39,422	$39,341
Provision for income taxes	5,011	6,998	26,077	24,941
Other (income) expense, net	2,619	(88)	688	(354)
Stock-based compensation[1]	4,533	4,355	18,015	18,049
Depreciation and amortization	38,809	33,438	145,835	123,138
Non-GAAP EBITDA[6]	56,499	53,952	230,037	205,115
Net patent spend	(50,353)	(20,810)	(160,665)	(136,468)
Non-GAAP EBITDA less net patent spend	$6,146	$33,142	$69,372	$68,647

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended December 31,
Operating Metrics	2015	2014
Number of clients	255	204
Net additions	10	9
Trailing four quarters	51	36
Gross patent spend	$137,673	$21,760
Trailing four quarters	$1,119,354	$159,168
Net patent spend	$50,353	$20,810
Trailing four quarters	$160,665	$136,468
Full time equivalent headcount	161	152
	As of and for the Three Months Ended December 31,
Financial Metrics	2015	2014
Subscription revenue[7]	$67,701	$63,546
Fee-related revenue	5,130	4,201
Total revenue	$72,831	$67,747
Cash, cash equivalents and short-term investments	$325,998	$317,533
Deferred revenue, current and non-current	$115,652	$136,209

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	RPX excludes fair value adjustments related to its deferred payment obligations from its non-GAAP financial measures.

[4]
RPX excludes gains on extinguishment of deferred payment obligations, other-than-temporary impairments to its short-term investments, and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[5]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[6]
RPX calculates non-GAAP EBITDA as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[7]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.